UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2010
CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-34693 (Commission File Number)	27-1200777 (I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 216 Palm Beach, Florida (Address of principal executive offices)	33480 (Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On August 24, 2010, a wholly owned subsidiary of Chatham Lodging Trust (the “Company”) completed the acquisitions of the 105-room Courtyard by Marriott® in Altoona, Pennsylvania (the “Altoona Courtyard”) and the 86-room SpringHill Suites by Marriott® in Washington, Pennsylvania (the “Washington SpringHill Suites” and, together with the Altoona Courtyard, the “Hotels”) for a total cash purchase price of $23.3 million, plus customary pro-rated amounts and closing costs, including the assumption of $12.4 million of debt on the Hotels. The Altoona Courtyard was purchased from Moody National CY Altoona PA, LLC and the Washington SpringHill Suites was purchased from Moody National SHS Washington PA, LLC. The Hotels will be managed by Concord Hospitality Enterprises (“Concord”) pursuant to management agreements between the Company’s taxable real estate investment trust subsidiary (“TRS”) and Concord. The Company funded the purchase price for the Hotels from the proceeds of its initial public offering of common shares, which was completed on April 21, 2010.
The management agreements with Concord provide for base management fees equal to 4% of the managed hotel’s gross room revenue. The initial ten-year term of each management agreement is set to expire on February 28, 2017 and will renew automatically for successive one-year terms unless terminated by the TRS or Concord by written notice to the other party no later than 90 days prior to the term’s expiration. The management agreements may be terminated for cause, including the failure of the managed hotel operating performance to meet specified levels.
A copy of the press release announcing the completion of the acquisition of the Hotels is filed as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The financial statements required by Item 9.01(a) are currently being prepared. The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but not later than November 9, 2010, which is 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) is currently being prepared. The Company will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable but not later than November 9, 2010, which is 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press release dated August 24, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST
Date: August 30, 2010	By:	/s/ Julio E. Morales
Julio E. Morales
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated August 24, 2010